EXHIBIT 23

Michael K. Hair, P.C.
Attorney at Law
7407 E. Ironwood Court
Scottsdale, Arizona 85258
Telephone: (480) 443-9657
Facsimile:  (480) 443-1908

April 14, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Coronado Industries, Inc.

Ladies and Gentlemen:

We hereby consent to the reference to our legal opinion in the Annual Report on Form 10-KSB for the year ended December 31, 2005 of Coronado Industries, Inc.

Very truly yours,

Michael K. Hair, P.C.

By:	/s/ Michael K. Hair

Michael K. Hair, President